Filed Pursuant to Rule 497(e)
Registration No. 333-17391; 811-07959

Capital Advisors Growth Fund

Investor Class: CIAOX
(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated July 8, 2026 to the
Statutory Prospectus dated April 30, 2026

On May 3, 2026, Capital Advisors, Inc. (“Capital Advisors”) and Corient Private Wealth LP (“Corient”) entered into an asset purchase agreement pursuant to which Corient agreed to acquire substantially all of the assets of Capital Advisors, including its investment advisory contract with the Capital Advisors Growth Fund (the “Fund”), pursuant to the terms of the purchase agreement (the “Transaction”). The Transaction closed on June 29, 2026 (the “Closing”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction constituted an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between Advisors Series Trust (the “Trust”), on behalf of the Fund, and Capital Advisors (the “Previous Advisory Agreement”), resulting in its automatic termination upon the Closing. Consistent with the requirements of the 1940 Act, the Previous Advisory Agreement contained a provision that the agreement would terminate automatically in the event of its “assignment.”

To provide for continuity in the operation of the Fund, at a meeting of the Board of Trustees (the “Board”) of the Trust held on June 25, 2026, the Board approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust, on behalf of the Fund, and Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH”), an affiliate of Corient, to serve as the interim investment adviser to the Fund. The Interim Advisory Agreement will be in effect for no longer than 150 days following the Closing of the Transaction, without prior approval of the Fund’s shareholders. The Interim Advisory Agreement has identical advisory fees for the Fund and has substantially similar terms and conditions to the Previous Advisory Agreement, and otherwise meets the requirements of Rule 15a-4 under the 1940 Act, including the escrowing of advisory fees, pending shareholder approval of a New Advisory Agreement (see definition below).

To continue to provide for continuity in the operation of the Fund beyond the 150-day interim period, at the Board meeting held on June 25, 2026, the Board unanimously approved a new investment advisory agreement with SBH with respect to the Fund (the “New Advisory Agreement”). After approval by the Board, the New Advisory Agreement also must be approved by shareholders of the Fund. A special meeting of shareholders will be held (the “Special Shareholder Meeting”), at which the Fund’s shareholders will be asked to consider the approval of the New Advisory Agreement. The terms of the New Advisory Agreement are substantially identical to the terms of the Previous Advisory Agreement, except for the investment adviser, dates of execution, effectiveness, and termination. The New Advisory Agreement will have the same investment management fee schedule for the Fund as under the Previous Advisory Agreement. Additionally, the expense limitation that is currently in place for the Fund’s total operating expenses will remain unchanged for at least one year from the effective date of the New Advisory Agreement. The expense limitation also remains unchanged from the effective date of the Interim Advisory Agreement and during its term.

Under the Interim Advisory Agreement, there are no changes to the Fund’s name, investment objective, policies, principal investment strategies or principal risks. Under the Interim Advisory Agreement, there is a change to the Fund’s portfolio management team, as detailed in this Supplement. Under the New Advisory Agreement there will be changes to the Fund’s name, principal investment strategies, principal risks, and the Fund’s shareholders will be asked to approve a change to the Fund’s classification from “diversified” to “non-diversified.” If shareholders approve the New Advisory Agreement with SBH, the name of the Fund will be changed to reflect the name of the new investment adviser and a change to the Fund’s principal investment strategies. The name of the Capital Advisors Growth Fund is expected to change to the SBH Equity Fund.
1

At its June 25, 2026 meeting, the Board also approved convening the Special Shareholder Meeting to ask the Fund’s shareholders to approve the New Advisory Agreement as well as the change to the Fund’s classification from “diversified” to “non-diversified.”

In the event the Fund’s shareholders do not ultimately approve the New Advisory Agreement, SBH will receive the lesser of any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or the total amount in the escrow account (plus interest earned). Furthermore, if the Fund’s shareholders do not ultimately approve the New Advisory Agreement, SBH will no longer be able to serve as the investment adviser for the Fund upon the expiration of the Interim Advisory Agreement, and the Board will consider what actions may be appropriate for the Fund.

More detailed information about the Transaction and the proposals to be voted on at the Special Shareholder Meeting will be provided in a forthcoming proxy statement. If the Fund’s shareholders approve the New Advisory Agreement, SBH will continue serving as the Fund’s investment adviser pursuant to the New Advisory Agreement. A more complete description of the proposals, as well as information regarding the factors the Board considered in approving the New Advisory Agreement, will be provided in the proxy statement. When you receive your proxy statement, please review it and cast your vote so the Fund may avoid any future solicitations. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement. Your vote is important to the Fund.

Accordingly, effective June 29, 2026, all references in the Statutory Prospectus to Capital Advisors, Inc. as the Fund’s investment adviser are replaced with Segall Bryant & Hamill, LLC (d/b/a CI SBH Asset Management) as the Fund’s investment adviser (the “Advisor”).

In addition, effective on June 29, 2026, Keith C. Goddard and Steven V. Sorrano no longer serve as portfolio managers of the Fund. Effective the same day, Suresh Rajagopal began serving as a portfolio manager of the Fund.

As of June 29, 2026, the section titled “Management” on Page 4 of the Fund’s Statutory Prospectus is deleted in its entirety and replaced with the following:

Management

Investment Advisor. Segall Bryant & Hamill, LLC (d/b/a CI SBH Asset Management) is the investment advisor to the Fund.

Portfolio Manager. Suresh Rajagopal, CFA, Director of All Cap Strategies, is the portfolio manager responsible for the day-to-day management of the Fund. Mr. Rajagopal has managed the Fund since June 29, 2026.

As of June 29, 2026, the sub-section titled “Investment Advisor” under the section titled “MANAGEMENT” on Page 9 of the Statutory Prospectus is deleted in its entirety and replaced with the following:

Investment Advisor

CI SBH Asset Management, with principal offices at 10 S. Wacker, Suite 3100, Chicago, IL 60606, serves as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of Corient Management LLC, which is a wholly-owned subsidiary of Corient Holdings Inc. (“Corient Holdings”). Corient Holdings is a wholly-owned subsidiary of Mubadala Capital LP, which is ultimately owned by the Government of Abu Dhabi through various wholly-owned intermediate entities. As of December 31, 2025, the Advisor had approximately $22.6 billion in assets under management. CI SBH Asset Management provides a continuous investment program for the Fund, including investment research and management. CI SBH Asset Management makes investment decisions for the Fund and places orders for all purchases and sales of the Fund’s portfolio securities. Prior to June 29, 2026, the Fund’s investment adviser was Capital Advisors, Inc. (“Capital Advisors” or “Previous Advisor”). Effective June 29, 2026, Capital Advisors transitioned the investment management responsibilities of the Fund to the Advisor.
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The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 0.75% based upon the Fund’s average daily net assets on the first $50 million of assets under management and 0.65% of the Fund’s average daily net assets thereafter. For the fiscal year ended December 31, 2025, the Previous Advisor received management fees of 0.69% of the Fund’s average daily net assets, net of waiver. A discussion regarding the basis of the board of trustees’ (the “Board”) of Advisors Series Trust (the “Trust”) approval of the investment advisory agreement with CI SBH Asset Management for the Fund will be available in the Fund’s Core Financial Statements on Form N-CSR for the fiscal year ended December 31, 2026, which will be available on the Fund’s website. A discussion regarding the basis of the Board’s approval of the investment advisory agreement with the Previous Advisor for the Fund is available in the Fund’s Core Financial Statements on Form N-CSR for the fiscal year ended December 31, 2025.

As of June 29, 2026, the sub-section titled “Portfolio Managers” under the section titled “MANAGEMENT” on Page 9 of the Statutory Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager

The Fund is managed by Mr. Suresh Rajagopal, CFA, and is further supported by dedicated analysts on the team. Mr. Rajagopal has ultimate responsibility for the final decision to buy or sell a security. Suresh Rajagopal, CFA, has been a portfolio manager of the Fund since June 29, 2026. Mr. Rajagopal is also the portfolio manager of the SBH All Cap Fund since its inception and its predecessor fund since July 31, 2013, the SBH Global All Cap Fund since July 23, 2020, and the SBH Select Equity ETF since its inception on August 29, 2023. He is director of All Cap Strategies at CI SBH Asset Management. Mr. Rajagopal joined the Advisor in 2007. Prior to joining SBH, he was a co-manager on the Munder Healthcare Fund and a senior equity research analyst covering healthcare at Munder Capital Management. Mr. Rajagopal earned a B.A. from Alma College and an MBA from the University of Notre Dame. He has earned the Chartered Financial Analyst (CFA) designation.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

As of June 29, 2026, the section titled “Investment Advisor” on the Back Cover of the Statutory Prospectus is deleted in its entirety and replaced with the following:

Investment Advisor
CI SBH Asset Management
10 S. Wacker Dr. Suite 3100
Chicago, IL 60606

Please retain this Supplement with your Statutory Prospectus for future reference.

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Filed Pursuant to Rule 497(e)
Registration No. 333-17391; 811-07959

Capital Advisors Growth Fund

Investor Class: CIAOX
(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated July 8, 2026 to the
Statement of Additional Information (“SAI”) dated April 30, 2026

On May 3, 2026, Capital Advisors, Inc. (“Capital Advisors”) and Corient Private Wealth LP (“Corient”) entered into an asset purchase agreement pursuant to which Corient agreed to acquire substantially all of the assets of Capital Advisors, including its investment advisory contract with the Capital Advisors Growth Fund (the “Fund”), pursuant to the terms of the purchase agreement (the “Transaction”). The Transaction closed on June 29, 2026 (the “Closing”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction constituted an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between Advisors Series Trust (the “Trust”), on behalf of the Fund, and Capital Advisors (the “Previous Advisory Agreement”), resulting in its automatic termination upon the Closing. Consistent with the requirements of the 1940 Act, the Previous Advisory Agreement contained a provision that the agreement would terminate automatically in the event of its “assignment.”

To provide for continuity in the operation of the Fund, at a meeting of the Board of Trustees (the “Board”) of the Trust held on June 25, 2026, the Board approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust, on behalf of the Fund, and Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH”), an affiliate of Corient, to serve as the interim investment adviser to the Fund. The Interim Advisory Agreement will be in effect for no longer than 150 days following the Closing of the Transaction, without prior approval of the Fund’s shareholders. The Interim Advisory Agreement has identical advisory fees for the Fund and has substantially similar terms and conditions to the Previous Advisory Agreement, and otherwise meets the requirements of Rule 15a-4 under the 1940 Act, including the escrowing of advisory fees, pending shareholder approval of a New Advisory Agreement (see definition below).

To continue to provide for continuity in the operation of the Fund beyond the 150-day interim period, at the Board meeting held on June 25, 2026, the Board unanimously approved a new investment advisory agreement with SBH with respect to the Fund (the “New Advisory Agreement”). After approval by the Board, the New Advisory Agreement also must be approved by shareholders of the Fund. A special meeting of shareholders will be held (the “Special Shareholder Meeting”), at which the Fund’s shareholders will be asked to consider the approval of the New Advisory Agreement. The terms of the New Advisory Agreement are substantially identical to the terms of the Previous Advisory Agreement, except for the investment adviser, dates of execution, effectiveness, and termination. The New Advisory Agreement will have the same investment management fee schedule for the Fund as under the Previous Advisory Agreement. Additionally, the expense limitation that is currently in place for the Fund’s total operating expenses will remain unchanged for at least one year from the effective date of the New Advisory Agreement. The expense limitation also remains unchanged from the effective date of the Interim Advisory Agreement and during its term.

Under the Interim Advisory Agreement, there are no changes to the Fund’s name, investment objective, policies, principal investment strategies or principal risks. Under the Interim Advisory Agreement, there is a change to the Fund’s portfolio management team, as detailed in this Supplement. Under the New Advisory Agreement there will be changes to the Fund’s name, principal investment strategies, principal risks, and the Fund’s shareholders will be asked to approve a change to the Fund’s classification from “diversified” to “non-diversified.” If shareholders approve the New Advisory Agreement with SBH, the name of the Fund will be changed to reflect the name of the new investment adviser and a change to the Fund’s principal investment strategies. The name of the Capital Advisors Growth Fund is expected to change to the SBH Equity Fund.

Filed Pursuant to Rule 497(e)
Registration No. 333-17391; 811-07959
At its June 25, 2026 meeting, the Board also approved convening the Special Shareholder Meeting to ask the Fund’s shareholders to approve the New Advisory Agreement as well as the change to the Fund’s classification from “diversified” to “non-diversified.”

In the event the Fund’s shareholders do not ultimately approve the New Advisory Agreement, SBH will receive the lesser of any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or the total amount in the escrow account (plus interest earned). Furthermore, if the Fund’s shareholders do not ultimately approve the New Advisory Agreement, SBH will no longer be able to serve as the investment adviser for the Fund upon the expiration of the Interim Advisory Agreement, and the Board will consider what actions may be appropriate for the Fund.

More detailed information about the Transaction and the proposals to be voted on at the Special Shareholder Meeting will be provided in a forthcoming proxy statement. If the Fund’s shareholders approve the New Advisory Agreement, SBH will continue serving as the Fund’s investment adviser pursuant to the New Advisory Agreement. A more complete description of the proposals, as well as information regarding the factors the Board considered in approving the New Advisory Agreement, will be provided in the proxy statement. When you receive your proxy statement, please review it and cast your vote so the Fund may avoid any future solicitations. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement. Your vote is important to the Fund.

Accordingly, effective June 29, 2026, all references in the Statement of Additional Information to Capital Advisors, Inc. as the Fund’s investment adviser are replaced with Segall Bryant & Hamill, LLC (d/b/a CI SBH Asset Management) as the Fund’s investment adviser (the “Advisor” or “SBH”).

As of June 29, 2026, the section titled “PROXY VOTING POLICY” on Pages 21 and 22 of the Fund’s SAI is deleted in its entirety and replaced with the following:

PROXY VOTING POLICY
The Board has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Proxy Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

Consistent with the Advisor’s Proxy Voting Policies and Procedures, the Advisor relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions maintained on clients’ behalf and for which the Advisor has voting authority. Annually, the Advisor reviews ISS’ independence and its Proxy Voting Guidelines. The Advisor follows ISS’ Proxy Voting Guidelines on most issues for shareholder votes. In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the Advisor’s clients, the Advisor can and will override ISS’ recommendation through a manual vote. If more than one investment team holds the security, the decision to override should be authorized by a member of each investment team. The final authorization to override an ISS recommendation must be approved by the Chief Compliance Officer or President of the Advisor. A written record supporting the decision to override the ISS recommendation will be maintained. Generally, for stocks traded on foreign exchanges, the Advisor will exercise its voting authority. However, if the Advisor believes that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue or for any other reason that seeks to optimize the benefit to the client, the Advisor may not exercise its voting authority after considering all relevant factors.

For any matters subject to proxy vote for mutual funds in which the Advisor is an affiliated party, the Advisor will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Filed Pursuant to Rule 497(e)
Registration No. 333-17391; 811-07959

The Trust is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30. The Fund’s proxy voting record is available without charge, upon request, by calling toll-free 1-866-205-0523 and on the SEC’s website at www.sec.gov.

As of June 29, 2026, the section titled “THE ADVISOR” on Pages 22, 23 and 24 of the Fund’s SAI is deleted in its entirety and replaced with the following:

THE ADVISOR
As of June 29, 2026, Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH”), located at 10 S. Wacker Dr. Suite 3100, Chicago, IL 60606, acts as investment adviser to the Fund pursuant to an interim investment advisory agreement (the “Advisory Agreement”) with the Trust. At a meeting of the Board of Trustees (the “Board”) of the Trust held on June 25, 2026, the Board approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management to serve as the interim investment adviser to the Fund. The Advisory Agreement will be in effect for no longer than 150 days following its effective date of June 29, 2026. The Advisor is a wholly-owned subsidiary of Corient Management LLC, which is a wholly-owned subsidiary of Corient Holdings Inc. (“Corient Holdings”). Corient Holdings is a wholly-owned subsidiary of Mubadala Capital LP, which is ultimately owned by the Government of Abu Dhabi through various wholly-owned intermediate entities.

Subject to such policies as the Board may determine, the Advisor is responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments. The Advisor continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund’s assets shall be held uninvested. The Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund.

Pursuant to the terms of the Advisory Agreement, the Advisor is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on 10 days’ written notice to the Advisor when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of the Trust, or by the Advisor on 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

As compensation for its services, the Fund pays the Advisor a management fee at the rate specified in the Prospectus. In addition to the fees payable to the Advisor, the Fund is responsible for its own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor or Administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing

Filed Pursuant to Rule 497(e)
Registration No. 333-17391; 811-07959
shareholder accounts, including all charges for transfer, shareholder record keeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Though the Fund is responsible for its own operating expenses, the Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest expense, extraordinary expenses and any other class-specific expenses) to the limit set forth in the fees and expense tables in the Prospectus. If fees and expenses for any fiscal year exceed the Fund’s expense limitations, the Advisor shall waive a portion or all of its management fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Advisor shall be deducted from the monthly management fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly management fee, the Advisor shall promptly pay to the Fund its share of such excess Fund expenses. The Advisor does not have the ability to recoup previously paid fees and expenses or future paid fees and expenses.

Prior to June 29, 2026, Capital Advisors, Inc. (the “Previous Advisor”), located at 2222 South Utica Place, Suite 300, Tulsa, Oklahoma 74114, served as the investment adviser to the Fund.

For the fiscal years indicated below, the Fund paid the following management fees to the Previous Advisor:

	Fiscal Year Ended December 31
	2025	2024	2023
Management Fees Accrued	$1,009,190	$891,559	$691,616
Management Fees Waived by Advisor	$0	$0	($14,915)
Net Management Fees Paid to Advisor	$1,009,190	$891,559	$676,701

As of June 29, 2026, the section titled “PORTFOLIO MANAGERS” on Pages 25, 26 and 27 of the Fund’s SAI is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGER
Mr. Suresh Rajagopal, CFA, Director of All Cap Strategies, is the portfolio manager primarily responsible for the day-to-day management of the Fund. The following table shows the number of other accounts (not including the Fund) managed by Mr. Rajagopal and the total assets in the accounts managed within various categories as of March 31, 2026.

Suresh Rajagopal

Type of Accounts	Number of Accounts (Excluding the Fund)	Total Assets	Number of Accounts for Which Advisory Fee is Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Registered Investment Companies	3	$382.5 million	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	271	$431.3 million	0	$0

Material Conflicts of Interest. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the portfolio manager will proceed in a manner that ensures the Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Filed Pursuant to Rule 497(e)
Registration No. 333-17391; 811-07959

Potential conflicts may arise if the investment strategies of the Fund differ from the strategy required to comply with the unique objectives and constraints of another client portfolio managed by the portfolio manager. Whenever a given investment opportunity is appropriate for all of the firm’s client relationships (i.e., the Fund, the private pooled fund, and the firm’s separately managed accounts), each constituency receives a pro-rata share of an executed block trade. None of the firm’s client relationships, including the Fund, receives preferential treatment.

Compensation. Mr. Rajagopal’s compensation includes multiple components and is designed to attract and retain superior investment talent and to align the teams’ incentives with client interests. Compensation for Mr. Rajagopal generally consists of base salary, incentive bonus, and profit-sharing. Mr. Rajagopal is eligible for a performance-based bonus (incentive compensation), which emphasizes long-term performance of client portfolios and expands/contracts with strategy revenue. Importantly, this compensation is based on the performance of the aggregate portfolio and not the performance of Mr. Rajagopal. Mr. Rajagopal’s incentive allocation is merit-based and determined by SBH’s President.

Securities Owned in the Fund by Portfolio Manager. As of June 29, 2026, Mr. Rajagopal beneficially owned the following securities in the Fund.

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)
Mr. Suresh Rajagopal	None

As of June 29, 2026, the section titled “PORTFOLIO TRANSACTIONS AND BROKERAGE” on Pages 27 and 28 of the Fund’s SAI is amended to add the following disclosure:

The Advisory Agreement for the Fund authorizes the Advisor to cause the Fund to pay a broker-dealer that furnishes “eligible” brokerage and research services under Section 28(e) of the Securities Exchange Act of 1934, as amended (“Research”), a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that the Advisor in good faith determines that the commission is reasonable in relation to the value of the brokerage and/or research service provided (“Research Arrangement”). Research Arrangements generally can be categorized as either “proprietary” or “third party.” When the broker-dealer that executes a trade also provides the Advisor with internally generated research in exchange for one bundled per share commission price that Research Arrangement is referred to as “proprietary.” In a “third party” Research Arrangement, the executing broker provides independent Research generated by a third party in exchange for commission dollars. Transactions on U.S. and international stock exchanges and equity securities traded over-the-counter involve the payment of negotiated brokerage commissions. The Advisor negotiates standard commission rates used for executing equity trades that are on a per share basis. The cost of transactions executed on international stock exchanges are generally based on a percentage of the principal traded and may vary based on the market in which the security is traded.

Typically, all of the commissions paid for executing equity trades on behalf of the Fund include a Research Arrangement. “Third party” Research involves the executing broker providing the independent Research generated by a third party in exchange for commission dollars. In these cases, SBH negotiates the execution cost with the executing broker. SBH estimates that approximately 10% to 33% of the commission paid is for the cost of execution, with the balance attributable to the Research received. To constitute eligible “research services” such services must qualify as “advice,” “analyses” or “reports.” To determine that a service constitutes research services, the Advisor must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services” such services must effect securities transactions and functions incidental thereto, and include

Filed Pursuant to Rule 497(e)
Registration No. 333-17391; 811-07959
clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions.

The Advisor may determine that a service has a mixed use (i.e., the service constitutes both a permissible research or brokerage service and an ineligible service). When this occurs, the Advisor will reasonably allocate the cost of the service according to its use, so that the portion that assists in eligible research and brokerage services is obtained using portfolio commissions from the Fund, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Advisor. Many over-the-counter issues, including corporate debt, government securities and municipal securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up. Securities purchased and sold by the Fund may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The Fund may participate, if and when practical, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

Please retain this Supplement with your SAI for future reference.